United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K



                           Current Report Pursuant to
           Section 13 or 15(d) of the Securities Exchange Act of 1934


                                November 3, 2005
                                (Date of Report)



                     Performance Technologies, Incorporated
             (Exact name of registrant as specified in its charter)



       Delaware                      0-27460                     16-1158413
(State of incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)

205 Indigo Creek Drive, Rochester, New York                         14626
 (Address of principal executive offices)                         (Zip Code)

                                 (585) 256-0200
              (Registrant's telephone number, including area code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.01         Entry into a Material Definitive Agreement.

         A.       Employment Agreement with Michael Skarzynski

         Performance Technologies, Incorporated (the "Registrant") and Michael
P. Skarzynski ("Skarzynski") executed an employment agreement on November 3, 2005 (the "Employment Agreement"), pursuant to which Skarzynski shall serve as the president and chief executive officer of the Registrant.

         The following is a brief description of the terms and conditions of the Employment Agreement that are material to the Registrant:

            o Skarzynski shall receive a base salary of $300,000 per year and shall be eligible to receive an annual performance bonus, which shall be earned and payable in accordance with the Registrant's bonus policies for its executive officers.

            o If Skarzynski remains employed as the Registrant's president and chief executive officer between November 3, 2005 and December 31, 2006, his operating bonus for fiscal year 2006 will be not less than $150,000.

            o Skarzynski shall receive a non-qualified stock option to purchase 225,000 shares of the Registrant's common stock under its 2003 Omnibus Incentive Plan. Subject to certain conditions, the option shall vest and become exercisable pro rata with respect to 37,500 of the shares subject to the option on each of the first, second, third, fourth, fifth and sixth anniversaries of the granting of the option.

            o Vesting will be accelerated if the Company meets certain year-end earnings milestones during the life of the option.

            o In exchange for using his best efforts to permanently relocate from New Jersey to the Rochester, New York area by July 31, 2006, Skarzynski shall receive certain relocation benefits, including the reimbursement of up to an aggregate of $150,000 in relocation and moving expenses actually incurred by him, as well as additional reimbursements for temporary housing and travel expenses.

            o If Skarzynski resigns from his employment with the Registrant, without good reason, at any time within the first year of the Employment Agreement, he must reimburse the Registrant for the value of all relocation benefits that he has received.

            o Skarzynski shall be subject to confidentiality, non-competition and non-solicitation obligations.

            o The Employment Agreement shall continue in existence until it is terminated in accordance with its terms.

            o If Skarzynski's employment is terminated without cause, if he resigns for good reason, or if the Registrant experiences a change of control and Skarzynski no longer continues as its president and chief executive officer, subject to certain conditions, Skarzynski shall: (i) continue to receive his base salary for 12 months, (ii) continue to receive health and medical insurance benefits for 12 months, (iii) receive a pro rata portion of his operating bonus actually earned (including, if applicable, a pro rata portion of the minimum operating bonus guaranteed for 2006), and (iv) be eligible to immediately exercise that portion of his option that would have been vested and exercisable had he continued in his employment with the Registrant for a further 12 months (during the first year of the Employment Agreement, up to an aggregate of 75,000 shares shall be subject to such accelerated vesting).

            o The Registrant shall maintain a directors' and officers' liability insurance policy covering liabilities that may be incurred by Skarzynski in his capacity as a director and officer of the Registrant, and the Registrant shall indemnify Skarzynski, to the fullest extent permitted by law, if he is made a party to any threatened, pending or contemplated lawsuit by reason of his service as a director and officer of the Registrant and incurs any costs, losses, damages, judgments, liabilities and expenses (including reasonable attorneys' fees), unless Skarzynski is adjudged to have been guilty of fraud or bad faith or breaches the terms of the Employment Agreement.

            o The board of directors of the Registrant (the "Board of Directors") shall appoint Skarzynski to serve as a member of the Board of Directors until the next annual meeting of the stockholders and shall nominate him to be elected at the next annual meeting of the stockholders to continue to serve as a member of the Board of Directors.

         B.       Severance Guidelines for Executive Employees

         On November 3, 2005, the Board of Directors adopted guidelines regarding the severance benefits that the Registrant will provide to certain of its executive employees in the event that their employment with the Registrant is terminated without cause (the "Guidelines").

         The Guidelines provide the following severance benefits:

            o Subject to the Registrant's regular payroll policies and practices, the continuation of salary, automobile, and health insurance benefits for six months after the date the executive employee's employment with the Registrant ends;

            o Accelerated vesting of all outstanding stock options that would have vested within one year from the date of termination; and

            o     The payment of any earned but unpaid bonus for the prior year.

         The Guidelines currently covers the executive employees of the Registrant identified below:

            o     Dorrance W. Lamb;

            o     John J. Grana;

            o     William E. Mahuson;

            o     John J. Peters;

            o     Jean Pierre Filion;

            o     Edward J. Bizari; and

            o     Ali Bigdeliazari.

         For the purpose of the Guidelines, the Board of Directors of the Registrant has determined that "cause" means (i) continually and willfully failing to perform the lawful responsibilities assigned to the executive employee; (ii) engaging in conduct that is demonstrably and materially harmful to the Registrant, including, but not limited to, engaging in inappropriate conduct toward other personnel or customers of the Registrant, being under the influence of alcohol or non-prescription drugs while at work, failing to comply with the provisions of a confidentiality agreement; (iii) misappropriating the Registrant's property; (iv) being convicted of a felony or other crimes of moral turpitude; or (v) mishandling material, nonpublic information.

         The Guidelines are effective as of November 3, 2005.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         A.       Appointment of Michael Skarzynski to the Board of Directors

         On November 3, 2005, the Board of Directors appointed Michael P. Skarzynski to serve as a member of the Board of Directors until the next annual meeting of the stockholders. Skarzynski's appointment was made pursuant to the terms of his Employment Agreement with the Registrant, which is summarized above under Item 1.01 of this Current Report. At this time, it is not anticipated that Skarzynski will serve on any committees of the Board of Directors. Pursuant to the terms of his Employment Agreement, the Board of Directors shall nominate Skarzynski to be elected at the next annual meeting of the stockholders to continue to serve as a member of the Board of Directors.

         B. Appointment of Michael Skarzynski as the President and Chief Executive Officer

         On November 3, 2005, the Board of Directors appointed Michael P. Skarzynski to serve as the president and chief executive officer of the Registrant. Skarzynski's appointment was made pursuant to the terms of his Employment Agreement with the Registrant, which is summarized above under Item
1.01 of this Current Report.

         Michael Skarzynski, 49, most recently served as a senior advisor to Hudson Abel Partners, LLP, an investment bank in New York. For the previous six years, Mr. Skarzynski has led as CEO, two ventures, Xebeo, an IP broadband switch acquired by UTStarcom, Inc., and Predictive Networks, an application service provider offering a business intelligence and analytics overlay network. From 1992 to 1999, he held various executive roles at AT&T, Bell Labs and Lucent Technologies. Mr. Skarzynski served as U.S. Assistant Secretary for Trade Development in the Department of Commerce from 1989-1991, and held business development and international sales and marketing roles at Motorola, Inc. from 1985 to 1989. He holds a Masters in Business Administration degree from Northwestern University and a Bachelor of Science degree from Georgetown University.

         C. Resignation of Donald Turrell as the President and Chief Executive Officer

         On November 3, 2005, effective immediately, Donald L. Turrell resigned as the president and chief executive officer of the Registrant. Turrell will continue to serve as a member of the Board of Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 9, 2005            PERFORMANCE TECHNOLOGIES, INCORPORATED

                                   By:/s/  John M. Slusser
                                      ------------------------------
                                           John M. Slusser
                                           Chairman of the Board